UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 26, 2026

TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States of America	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave.,	Cleveland,	Ohio	44105
(Address of principle executive offices)			(Zip Code)
Registrant's telephone number, including area code (216) 441-6000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
Common Stock, par value $0.01 per share	TFSL	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of TFS Financial Corporation (the “Company”) was held on Thursday, February 26, 2026, in Cleveland, Ohio. For more information on the following proposals, see the Company's proxy statement on Schedule 14A filed with the SEC on January 14, 2026, the relevant portions of which are incorporated herein by reference.
The official ballot from the meeting, submitted to the Secretary by the Inspectors of Elections, disclosed the following tabulation of votes.
The stockholders elected four nominees for director, each to hold a three-year term and until his or her successor has been duly elected and appointed as follows:

Directors	Term Expires	For	Against	Abstain	Broker Non-Votes
William C Mulligan	2029	256,021,265	9,794,786	340,322	8,339,933
Terrence R Ozan	2029	264,671,263	1,136,842	348,268	8,339,933
Marc A Stefanski	2029	263,517,621	2,428,228	210,524	8,339,933
Daniel F Weir	2029	261,624,593	4,184,973	346,807	8,339,933

The stockholders conducted an advisory vote on the compensation of our named executive officers, and voted as follows:

For	Against	Abstain	Broker Non-Votes
246,358,243	19,330,400	467,730	8,339,933

The stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent accountant for the Company's fiscal year ending September 30, 2026, and voted as follows:

For	Against	Abstain	Broker Non-Votes
273,474,526	787,973	233,807	—

FORM 8-K EXHIBIT INDEX

Exhibit No.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)

February 26, 2026	By:	/s/ Meredith S. Weil
Meredith S. Weil
Chief Financial Officer